UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21142
Eaton Vance Insured Municipal Bond Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
September 30
Date of Fiscal Year End
September 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report September 30, 2009

EATON VANCE INSURED MUNICIPAL BOND FUNDS

CLOSED-END FUNDS:

Insured Municipal

Insured California

Insured New York

Annual Report September 30, 2009 EATON VANCE CLOSED-END FUNDS: INSURED Insured Municipal MUNICIPAL Insured California BOND FUNDS Insured New York

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009
TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
Insured Municipal Bond Fund	4
Insured California Municipal Bond Fund	5
Insured New York Municipal Bond Fund	6

Financial Statements	7

Federal Tax Information	35

Notice to Shareholders	36

Annual Meeting of Shareholders	37

Dividend Reinvestment Plan	38

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	40

Management and Organization	43

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Eaton Vance Insured Municipal Bond Funds (the “Funds”) are closed-end funds traded on the NYSE Amex, which are designed to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state specific funds, state personal income taxes. The Funds invest primarily in high-grade municipal securities that are insured as to the timely payment of principal and interest.
Economic and Market Conditions
During the year ending September 30, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued through the first quarter of 2009. After contracting in the first three quarters of the Funds’ fiscal year, the U.S. economy showed positive growth in the year’s final quarter. According to the U.S. Department of Commerce, the economy declined at annualized rates of 5.4%, 6.4% and 0.7% in the fourth quarter of 2008 and the first and second quarters of 2009, respectively. In the third quarter of 2009, the economy grew at an estimated annualized rate of 3.5%.
In the first three months of the period, the capital markets were shaken by unprecedented events. Just prior to the beginning of the period, in September 2008, the federal government had taken control of federally chartered mortgage giants Fannie Mae and Freddie Mac. During the same month, Lehman Brothers filed for bankruptcy protection; Bank of America announced its acquisition of Merrill Lynch; and Goldman Sachs and Morgan Stanley petitioned the U.S. Federal Reserve (the Fed) to become bank holding companies, a step that brings greater regulation but also easier access to credit. These actions redefined the Wall Street landscape. In response, the Fed lowered the federal funds rate to a range of 0.0% to 0.25% from 2.00% as of September 30, 2008, and took extraordinary action through a variety of innovative lending techniques in an attempt to ease the credit crisis.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
During calendar year 2009, the municipal market witnessed a significant rebound as headline risk abated, demand returned from investors who had sought the relative safety of Treasury bonds in 2008, and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bonds Program gave municipal issuers access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
During the year ending September 30, 2009, municipals continued the rally that had begun in mid-December 2008, posting strong returns for the period. The Barclays Capital Municipal Bond Index — a broad-based, unmanaged index of municipal bonds — posted a return of 14.85% for the period, and the Barclays Capital Long (22+) Municipal Bond Index – a sub-index (consisting of bonds with maturities of at least 22 years) of the Barclays Capital Municipal Bonds Index – gained 19.78%.1
Management Discussion
During the year ending September 30, 2009, the Funds outperformed their respective benchmark indices at net asset value, as reflected on the Fund-specific pages following this letter. Given the combination of the Funds’ objective of providing tax-exempt income and the historical upward slope of the municipal yield curve, the Funds generally hold longer-maturity bonds relative to the broad market and many of our competitors. Management’s bias toward longer maturities was the basis for much of the Funds’ relative outperformance for the period, given the significant price movement of the longer end of the municipal yield curve.

[1]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Private insurance does not decrease the risk of loss of principal associated with this investment.

Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
The Funds generally invest in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during the first half of 2009, thus providing the basis for much of the Funds’ underperformance in the earlier part of the period and significant outperformance later in the fiscal year, respectively.
Management employed leverage in the Funds, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Funds’ exposure to their leveraged investments in both up and down markets.1

As we move ahead, we recognize that many state governments, particularly California, face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state legislatures formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to manage municipals with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.

[1]	The Funds employ residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1H to the financial statements for more information on RIB investments.
Acquisition of Eaton Vance Insured Florida Plus Municipal Bond Fund
As of the close of business on December 15, 2008, Eaton Vance Insured Municipal Bond Fund acquired the net assets of Eaton Vance Insured Florida Plus Municipal Bond Fund pursuant to a plan of reorganization approved by the shareholders of Eaton Vance Insured Florida Plus Municipal Bond Fund. The acquisition was accomplished by a tax-free exchange of common shares of Eaton Vance Insured Municipal Bond Fund for the common shares of Eaton Vance Insured Florida Plus Municipal Bond Fund outstanding on December 15, 2008. See Note 10 to the Financial Statements for more information on the reorganization.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION
Performance1

NYSE Amex Symbol	EIM

Average Annual Total Returns (by market price)

One Year	27.36%
Five Years	5.79
Life of Fund (8/30/02)	5.62

Average Annual Total Returns (by net asset value)

One Year	28.15%
Five Years	4.64
Life of Fund (8/30/02)	5.63

Premium/(Discount) to NAV	-0.08%

Market Yields

Market Yield[2]	6.81%
Taxable-Equivalent Market Yield[3]	10.48%
Index Performance4 (Average Annual Total Returns)

Barclays Capital Long (22+) Municipal Bond Index

One Year	19.78%
Five Years	4.88
Life of Fund (8/31/02)	5.23

Lipper Averages5 (Average Annual Total Returns)

Lipper Insured Municipal Debt Funds (Leveraged) Classification (by net asset value)

One Year	23.88%
Five Years	4.37
Life of Fund (8/31/02)	4.92

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Robert B. MacIntosh, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 9/30/09 is as follows, and the average rating is AA-.

AAA	37.2%
AA	19.8%
A	28.5%
BBB	13.3%
CCC	0.6%
Not Rated	0.6%
Fund Statistics7

• Number of Issues:	156
• Average Maturity:	26.6	years
• Average Effective Maturity:	17.9	years
• Average Call Protection:	10.0	years
• Average Dollar Price:	$103.10
• RIB Leverage**:	40.9%

** See Note 1H to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding at 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.
1 Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). 2 The Fund’s market yield is calculated by dividing the most recent dividend per share by the market price at the end of the period and annualizing the result. 3 Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure. 4 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 5 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds (Leveraged) Classification (closed-end) contained 24, 24 and 20 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only. 6 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. 7 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION
Performance1

NYSE Amex Symbol	EVM

Average Annual Total Returns (by market price)

One Year	25.72%
Five Years	5.14
Life of Fund (8/30/02)	4.91

Average Annual Total Returns (by net asset value)

One Year	22.99%
Five Years	4.31
Life of Fund (8/30/02)	4.87

Premium/(Discount) to NAV	0.23%

Market Yields

Market Yield[2]	6.47%
Taxable-Equivalent Market Yield[3]	11.13%
Index Performance4 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

One Year	14.85%	19.78%
Five Years	4.78	4.88
Life of Fund (8/31/02)	4.89	5.23
Lipper Averages5 (Average Annual Total Returns)

Lipper Single State Insured Municipal Debt Funds Classification (by net asset value)

One Year	22.62%
Five Years	4.67
Life of Fund (8/31/02)	5.10

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Cynthia J. Clemson
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 9/30/09 is as follows, and the average rating is AA.

AAA	37.3%
AA	25.6%
A	33.0%
BBB	4.1%
Fund Statistics7

• Number of Issues:	99
• Average Maturity:	23.5	years
• Average Effective Maturity:	16.2	years
• Average Call Protection:	9.0	years
• Average Dollar Price:	$99.66
• RIB Leverage**:	41.2%

**	See Note 1H to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding at 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.
1 Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). 2 The Fund’s market yield is calculated by dividing the most recent dividend per share by the market price at the end of the period and annualizing the result. 3 Taxable-equivalent figure assumes a maximum 41.86% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. 4 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 5 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Single State Insured Municipal Debt Funds Classification (closed-end) contained 36, 36 and 23 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only. 6 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. 7 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION
Performance1

NYSE Amex Symbol	ENX

Average Annual Total Returns (by market price)

One Year	37.06%
Five Years	6.11
Life of Fund (8/30/02)	5.70

Average Annual Total Returns (by net asset value)

One Year	24.78%
Five Years	4.59
Life of Fund (8/30/02)	5.19

Premium/(Discount) to NAV	3.52%

Market Yields

Market Yield[2]	5.69%
Taxable-Equivalent Market Yield[3]	9.62%
Index Performance4 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

One Year	14.85%	19.78%
Five Years	4.78	4.88
Life of Fund (8/31/02)	4.89	5.23
Lipper Averages5 (Average Annual Total Returns)

Lipper Single State Insured Municipal Debt Funds Classification (by net asset value)

One Year	22.62%
Five Years	4.67
Life of Fund (8/31/02)	5.10

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Craig R. Brandon, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 9/30/09 is as follows, and the average rating is AA-.

AAA	26.9%
AA	42.0%
A	23.8%
BBB	5.0%
BB	0.3%
Not Rated	2.0%
Fund Statistics7

• Number of Issues:	98
• Average Maturity:	24.3	years
• Average Effective Maturity:	13.8	years
• Average Call Protection:	10.1	years
• Average Dollar Price:	$111.84
• RIB Leverage**:	39.4%

**	See Note 1H to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding at 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.
1 Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). 2 The Fund’s market yield is calculated by dividing the most recent dividend per share by the market price at the end of the period and annualizing the result. 3 Taxable-equivalent figure assumes a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. 4 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 5 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Single State Insured Municipal Debt Funds Classification (closed-end) contained 36, 36 and 23 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only. 6 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. 7 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 167.3%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 0.6%

$10,300	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	$4,940,498

		$4,940,498

Hospital — 10.7%

$5,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	$4,841,750
19,550	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	19,644,231
880	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	792,370
2,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	2,188,616
2,500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	2,274,100
5,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	5,518,860
3,900	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	3,923,205
7,190	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	7,322,080
9,770	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	1,671,940
10,000	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/41	1,414,100
8,410	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	8,463,151
5,430	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	4,986,152
10,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	9,316,500
100	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42	100,576
900	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42(1)	905,189
12,445	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/42	12,560,116
9,475	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	9,530,997

		$95,453,933

Industrial Development Revenue — 3.6%

$1,175	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	$1,210,565
31,785	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	30,618,490

		$31,829,055

Insured-Electric Utilities — 13.1%

$5,000	American Municipal Power-Ohio, Inc., OH, (Prairie State Energy), (AGC), 5.75%, 2/15/39	$5,476,250
550	JEA, FL, Electric Utility Systems, (FSA), 4.75%, 10/1/34	551,298
15,870	Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	14,688,796
11,410	Omaha, NE, Public Power District, (BHAC), (FGIC), (NPFG), 4.25%, 2/1/35	11,518,167
2,735	Paducah, KY, Electric Plant Board, (AGC), 5.25%, 10/1/35	2,949,205
60,755	South Carolina Public Service Authority, (FSA), 5.125%, 1/1/37(1)	62,199,146
7,840	South Carolina Public Service Authority, (Santee Cooper), (BHAC), 5.50%, 1/1/38	8,887,424
10,275	Springfield, MO, Public Utility, (BHAC), (FGIC), 4.50%, 8/1/36	10,557,460

		$116,827,746

Insured-Escrowed / Prerefunded — 0.1%

$145	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36	$172,624
378	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36(1)	450,585

		$623,209

Insured-General Obligations — 18.9%

$9,705	Alamo, TX, Community College District, (BHAC), (NPFG), 4.75%, 8/15/32(1)	$10,052,730
34,035	Chabot - Las Positas, CA, Community College District, (AMBAC), 0.00%, 8/1/45	3,801,710
35,370	Chabot - Las Positas, CA, Community College District, (AMBAC), 0.00%, 8/1/46	3,685,908
35,165	Chicago, IL, Board of Education, (FGIC), (NPFG), 0.00%, 12/1/21	20,206,512
14,080	Clark County, NV, (AMBAC), 2.50%, 11/1/36	9,254,502
10,055	Frisco, TX, Independent School District, (FSA), 2.75%, 8/15/39	7,238,293
16,645	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40	16,254,508

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$20,160	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	$12,272,199
50,650	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	29,151,101
7,000	King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37(1)	7,371,770
7,000	Los Angeles, CA, Unified School District, (AGC), 5.00%, 1/1/34	7,415,170
6,420	North Las Vegas, NV, Wastewater Reclamation System, (NPFG), 4.25%, 10/1/33	5,834,817
11,045	Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38(1)	11,406,613
3,005	San Juan, CA, Unified School District, (FSA), 0.00%, 8/1/23	1,532,400
12,750	Schaumburg, IL, (BHAC), (FGIC), 5.00%, 12/1/38(1)	13,266,885
2,410	Texas, (Transportation Commission-Mobility Fund), (FGIC), (NPFG), 4.50%, 4/1/35	2,427,545
8,325	Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	7,528,547

		$168,701,210

Insured-Hospital — 18.7%

$8,250	Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.375%, 1/1/32	$8,937,555
11,000	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.05%, 8/15/38(1)	11,332,530
3,950	Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.125%, 11/15/39	4,190,752
1,050	Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.25%, 11/15/44	1,113,095
11,500	Colorado Health Facilities Authority, (Catholic Health), (FSA), 5.10%, 10/1/41(1)	12,069,710
6,085	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36	6,490,078
15,872	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36(1)	16,928,087
3,795	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (NPFG), 5.00%, 11/15/35	3,798,757
15,000	Illinois Finance Authority, (Children’s Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	15,414,600
2,500	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41(1)	2,578,300
2,625	Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,802,083
1,675	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	1,800,575
19,150	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	19,336,729
5,250	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(1)	5,578,072
6,750	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series II, (AGC), 5.00%, 7/1/38	7,116,390
4,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	4,217,120
13,115	New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	14,183,217
5,795	Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), 6.00%, 8/15/39	6,347,901
8,700	Washington Health Care Facilities Authority, (Providence Health Care), Series C, (FSA), 5.25%, 10/1/33(1)	9,395,739
12,605	Washington Health Care Facilities Authority, (Providence Health Care), Series D, (FSA), 5.25%, 10/1/33(1)	13,652,980

		$167,284,270

Insured-Lease Revenue / Certificates of Participation — 11.1%

$15,000	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$13,677,300
2,910	New Jersey Economic Development Authority, (School Facilities Construction), (AGC), 5.50%, 12/15/34	3,269,996
24,000	San Diego County, CA, Water Authority, Certificates of Participation, (FSA), 5.00%, 5/1/38(1)	24,828,720
45	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	45,943
42,750	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	43,646,040
13,000	Tri-Creek Middle School Building Corp., IN, (FSA), 5.25%, 1/15/34(1)	14,033,630

		$99,501,629

Insured-Other Revenue — 10.1%

$78,275	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45(1)	$77,882,059
16,795	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	3,023,772
6,750	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	8,338,613
1,300	University of California, (Regents Medical Center), (BHAC), (NPFG), 4.50%, 5/15/47	1,310,387

		$90,554,831

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Private Education — 2.2%

$8,000	Massachusetts Development Finance Agency, (Boston University), (AMBAC), (BHAC), 5.00%, 10/1/35	$8,405,760
70	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	81,857
11,490	Washington, DC, Georgetown University, (AMBAC), 4.50%, 4/1/42	11,138,865

		$19,626,482

Insured-Sewer Revenue — 0.7%

$5,835	Marysville, OH, Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/46	$5,895,042

		$5,895,042

Insured-Solid Waste — 0.5%

$2,760	Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/24	$3,083,389
1,575	Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/26	1,740,722

		$4,824,111

Insured-Special Tax Revenue — 16.4%

$18,005	Alabama Public School and College Authority, (FSA), 2.50%, 12/1/27	$14,160,932
1,170	Baton Rouge, LA, Public Improvement, (FSA), 4.25%, 8/1/32	1,176,798
18,980	Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	8,815,071
1,175	Jacksonville, FL, Excise Tax, (FGIC), (NPFG), 5.125%, 10/1/27	1,205,691
13,000	Massachusetts Bay Transportation Authority, (NPFG), 4.00%, 7/1/33	12,668,240
10,000	Metropolitan Atlanta Rapid Transit Authority, GA, (FSA), 4.50%, 7/1/32(1)	10,202,800
34,585	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (NPFG), 0.00%, 12/15/34	9,138,395
15,000	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/39(2)	8,831,250
600	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/35	112,854
8,000	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/39	1,157,600
17,100	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	16,418,052
10,105	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	10,081,152
227,855	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	17,225,838
39,715	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/44	5,779,724
78,770	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/45	10,782,038
49,580	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/46	6,351,694
1,120	Sunrise, FL, Public Facilities, (NPFG), 0.00%, 10/1/20	687,870
10,800	Utah Transportation Authority, Sales Tax Revenue, (FSA), 4.75%, 6/15/32(1)	11,410,416

		$146,206,415

Insured-Student Loan — 1.4%

$12,040	Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$12,752,527

		$12,752,527

Insured-Transportation — 28.4%

$21,640	Chicago, IL, (O’Hare International Airport), (FSA), 4.75%, 1/1/34(1)	$22,052,891
120	Chicago, IL, (O’Hare International Airport), (FSA), 4.50%, 1/1/38	118,855
13,360	Chicago, IL, (O’Hare International Airport), (FSA), 5.00%, 1/1/38(1)	13,768,816
10,070	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23	889,987
3,100	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28	164,796
20,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	4,057,800
10,200	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	5,141,922
25,000	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	3,348,000
7,800	Harris County, TX, Toll Road, Senior Lien, (BHAC), (NPFG), 5.00%, 8/15/33(1)	8,368,438
8,000	Harris County, TX, Toll Road, Senior Lien, (NPFG), 4.50%, 8/15/36	8,037,200
10,150	Maryland Transportation Authority, (FSA), 4.50%, 7/1/41(1)	10,345,794
20,995	Maryland Transportation Authority, (FSA), 5.00%, 7/1/35(1)	22,749,132
14,000	Maryland Transportation Authority, (FSA), 5.00%, 7/1/36(1)	15,148,000
1,785	Metropolitan Washington, D.C., Airports Authority, (BHAC), 5.00%, 10/1/29	1,952,540

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

$21,675	Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	$21,859,237
13,000	New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	14,746,030
1,015	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.50%, 1/1/29	1,104,675
1,160	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.75%, 1/1/39	1,254,064
10,000	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/26(1)	11,089,600
1,605	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	707,452
1,950	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	805,701
1,000	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	385,120
86,820	San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (NPFG), 0.00%, 1/15/25	30,632,701
36,500	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	21,583,180
34,380	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42	33,548,692

		$253,860,623

Insured-Water and Sewer — 15.9%

$2,000	Austin, TX, Water and Wastewater, (BHAC), (FSA), 5.00%, 11/15/33(1)	$2,130,500
3,715	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), (BHAC), 4.50%, 1/1/39	3,765,264
3,185	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	3,601,757
1,985	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	2,230,088
3,170	Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	3,513,882
3,570	Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	3,993,580
13,670	Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	7,530,529
8,500	District of Columbia Water and Sewer Authority, (AGC), 5.00%, 10/1/34(1)	9,038,135
6,095	East Baton Rouge, LA, Sewer Commission, (BHAC), (FSA), 4.50%, 2/1/31(1)	6,219,277
5,890	East Baton Rouge, LA, Sewer Commission, (BHAC), (FSA), 4.50%, 2/1/36(1)	5,964,214
875	Emerald Coast, FL, Utility Authority Revenue, (FGIC), (NPFG), 4.75%, 1/1/31	883,899
2,000	Fernley, NV, Water and Sewer, (AGC), 5.00%, 2/1/38(1)	2,042,240
27,570	Houston, TX, Utility System, (BHAC), (FSA), 5.00%, 11/15/33(1)	29,722,941
12,980	Knoxville, TN, Waste Water System, (NPFG), 4.00%, 4/1/40(2)	12,535,824
160	New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40	185,058
9,500	New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40(1)	10,987,795
27,670	Seattle, WA, Drain and Wastewater Revenue, (FSA), 5.00%, 6/1/38(1)	29,324,943
8,630	Tampa Bay, FL, Regional Water Supply Authority, (FGIC), (NPFG), 4.50%, 10/1/36	8,600,572

		$142,270,498

Insured-Water Revenue — 14.4%

$7,505	Atlanta, GA, Water and Wastewater, (NPFG), 5.00%, 11/1/39	$7,460,721
1,500	Detroit, MI, Water Supply System, (BHAC), (FGIC), 4.50%, 7/1/29	1,513,965
53,500	Los Angeles, CA, Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	54,731,035
39,120	Massachusetts Water Resources Authority, (AMBAC), (BHAC), 4.00%, 8/1/40	39,129,780
5,750	Metropolitan Water District, CA, Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	6,002,885
9,345	Pennsylvania Economic Development Financing Authority, (BHAC), 5.00%, 10/1/39	10,037,371
9,880	San Luis Obispo County, CA, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	9,249,162
550	West Wilson, TN, Utility District Waterworks, (NPFG), 4.00%, 6/1/32	487,564

		$128,612,483

Other Revenue — 0.3%

$3,055	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	$3,075,743

		$3,075,743

Private Education — 0.2%

$2,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	$2,160,700

		$2,160,700

Total Tax-Exempt Investments — 167.3%
(identified cost $1,483,184,864)		$1,495,001,005

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 0.2%

Principal Amount
(000’s omitted)	Description	Value

$1,550	State Street Bank and Trust Euro Time Deposit, 0.01%, 10/1/09	$1,549,694

Total Short-Term Investments — 0.2%
(identified cost $1,549,694)		$1,549,694

Total Investments — 167.5%
(identified cost $1,484,734,558)		$1,496,550,699

Other Assets, Less Liabilities — (67.5)%		$(603,159,565)

Net Assets — 100.0%		$893,391,134

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

At September 30, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of total investments, is as follows:

California	20.1%
Texas	12.7%
Others, representing less than 10% individually	67.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 90.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.5% to 25.5% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $15,713,958.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 168.5%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 0.9%

$2,375	Vernon, Electric System Revenue, 5.125%, 8/1/21	$2,532,439

		$2,532,439

Hospital — 9.9%

$2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$2,075,520
1,745	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	1,725,212
5,400	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	5,136,966
2,330	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	2,255,766
3,850	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	3,868,557
3,950	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	4,005,379
2,100	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	1,825,992
3,005	Washington Health Care Facilities Authority, (Providence Health Care), 5.25%, 7/1/29	3,005,751
3,165	Washington Township Health Care District, 5.00%, 7/1/32	3,003,997
1,000	Washington Township Health Care District, 5.00%, 7/1/37	933,210

		$27,836,350

Insured-Electric Utilities — 12.8%

$20,000	Anaheim Public Financing Authority, (Electric System District), (BHAC), (NPFG), 4.50%, 10/1/32(1)	$20,473,200
6,750	Los Angeles Department of Water and Power, (AMBAC), (BHAC), 5.00%, 7/1/26(1)	7,472,992
2,000	Northern California Power Agency, (Hydroelectric), (AGC), 5.00%, 7/1/24	2,181,840
4,000	Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,778,000
1,000	Sacramento Municipal Utility District, (FSA), 5.00%, 8/15/27	1,092,010

		$35,998,042

Insured-Escrowed / Prerefunded — 6.9%

$3,045	California Infrastructure & Economic Development Bank, (Bay Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28, 5.00%, 7/1/36(2)	$3,668,616
55	California Water Resource, (Central Valley), (FGIC), (NPFG), Prerefunded to 12/1/12, 5.00%, 12/1/29	61,960
13,940	Sacramento County Airport System, (FSA), Prerefunded to 7/1/12, 5.00%, 7/1/27(1)	15,492,358

		$19,222,934

Insured-General Obligations — 37.0%

$4,260	Antelope Valley Community College District, (Election of 2004), (NPFG), 5.25%, 8/1/39	$4,552,875
17,495	Arcadia Unified School District, (FSA), 0.00%, 8/1/40	3,025,060
18,375	Arcadia Unified School District, (FSA), 0.00%, 8/1/41	2,985,754
2,790	Azusa Unified School District, (FSA), 0.00%, 7/1/25	1,258,151
6,030	Burbank Unified School District, (FGIC), (NPFG), 0.00%, 8/1/21	3,394,106
6,500	California, (AGC), 4.50%, 8/1/30(1)	6,530,290
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/32	2,538,900
9,500	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/37	1,781,725
30,005	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/44	3,578,696
3,000	Chino Valley Unified School District, (FSA), 5.00%, 8/1/26	3,158,190
10,600	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/33	2,801,050
25,000	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/34	6,226,500
6,180	El Camino Hospital District, (NPFG), 4.45%, 8/1/36	6,180,433
7,725	Escondido, (Election of 2004), (NPFG), 4.75%, 9/1/36	7,880,427
2,060	Huntington Beach, City School District, (FGIC), (NPFG), 0.00%, 8/1/25	910,891
2,140	Huntington Beach, City School District, (FGIC), (NPFG), 0.00%, 8/1/26	882,664
2,000	Jurupa Unified School District, (FGIC), (NPFG), 0.00%, 8/1/23	990,060
2,000	Jurupa Unified School District, (FGIC), (NPFG), 0.00%, 8/1/26	811,500
7,300	Los Angeles Community College District, (Election of 2001), (FGIC), (FSA), 5.00%, 8/1/32(3)	7,746,176
3,100	Modesto, High School District, Stanislaus County, (FGIC), (NPFG), 0.00%, 8/1/24	1,419,242
9,850	San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/22	5,633,313
8,625	San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/23	4,636,283
7,300	San Juan Unified School District, (FSA), 0.00%, 8/1/21	4,205,019
5,000	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/22	2,857,800
4,365	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/23	2,349,461

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$3,955	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/25	$1,896,660
5,240	San Mateo Union High School District, (FGIC), (NPFG), 0.00%, 9/1/21	3,108,211
5,835	Santa Clara Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	5,883,255
3,000	Union Elementary School District, (FGIC), (NPFG), 0.00%, 9/1/24	1,449,150
3,000	Ventura County, Community College District, (NPFG), 5.00%, 8/1/27	3,173,430

		$103,845,272

Insured-Hospital — 13.7%

$2,205	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), (BHAC), 5.00%, 11/15/34(3)	$2,311,436
19,495	California Health Facilities Financing Authority, (Sutter Health), (BHAC), (NPFG), 5.00%, 8/15/38(1)	19,700,477
10,000	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 4/1/31(1)	10,622,700
3,500	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(1)	3,638,040
2,000	California Statewide Communities Development Authority, (Sutter Health), (AMBAC), (BHAC), 5.00%, 11/15/38(1)	2,086,140

		$38,358,793

Insured-Lease Revenue / Certificates of Participation — 14.7%

$11,915	California Public Works Board, (California Community College), (FGIC), (NPFG), 4.00%, 10/1/30	$9,939,969
1,000	California Public Works Board, (Department of General Services), (AMBAC), 5.00%, 12/1/27	1,003,420
3,885	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	4,692,342
10,000	San Diego County Water Authority, Certificates of Participation, (FSA), 5.00%, 5/1/38(1)	10,345,300
1,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	1,020,960
14,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	14,293,440

		$41,295,431

Insured-Other Revenue — 7.2%

$20,275	Golden State Tobacco Securitization Corp., (AGC), 5.00%, 6/1/45(1)	$20,173,219

		$20,173,219

Insured-Private Education — 0.4%

$1,000	California Educational Facilities Authority, (Pepperdine University), (FGIC), (NPFG), 5.00%, 9/1/33	$1,016,230

		$1,016,230

Insured-Public Education — 11.8%

$1,000	California State University, (AMBAC), 5.125%, 11/1/26	$1,033,200
8,250	California State University, (BHAC), (FSA), 5.00%, 11/1/39(1)	8,727,427
10,750	University of California, (BHAC), (FGIC), 4.75%, 5/15/37(1)	11,093,785
3,095	University of California, (FSA), 4.50%, 5/15/26(1)	3,254,981
6,690	University of California, (FSA), 4.50%, 5/15/28(1)	6,959,741
2,115	University of California, General Revenues, (BHAC), (FGIC), 4.75%, 5/15/37	2,182,638

		$33,251,772

Insured-Sewer Revenue — 3.4%

$9,600	Livermore-Amador Valley, Water Management Agency, (AMBAC), 5.00%, 8/1/31	$9,664,608

		$9,664,608

Insured-Special Assessment Revenue — 7.0%

$7,765	Ceres, Redevelopment Agency Tax, (AMBAC), 4.00%, 11/1/36	$5,819,013
855	Murrieta Redevelopment Agency Tax, (NPFG), 5.00%, 8/1/32	816,841
7,000	Pomona, Public Financing Authority, (NPFG), 5.00%, 2/1/33	6,885,900
4,110	Santa Cruz County, Redevelopment Agency Tax, (NPFG), 5.00%, 9/1/35	3,860,071
2,250	Tustin Unified School District, (FSA), 5.00%, 9/1/38	2,265,683

		$19,647,508

Insured-Special Tax Revenue — 15.6%

$1,000	Hesperia Public Financing Authority, (Redevelopment and Housing Project), (XLCA), 5.00%, 9/1/31	$876,690
10,355	Hesperia Public Financing Authority, (Redevelopment and Housing Project), (XLCA), 5.00%, 9/1/37	8,666,824
2,400	North City, School Facility Financing Authority, (AMBAC), 0.00%, 9/1/26	938,064
69,370	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	5,244,372
13,095	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/44	1,905,715
25,980	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/45	3,556,143

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$16,350	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/46	$2,094,599
835	Sacramento Area Flood Control Agency, (BHAC), 5.50%, 10/1/28	954,689
335	Sacramento Area Flood Control Agency, (BHAC), 5.625%, 10/1/37	380,697
3,595	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	3,703,641
1,850	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.125%, 7/1/36	1,911,420
7,000	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (FSA), 4.25%, 7/1/36	6,670,300
8,425	San Jose Redevelopment Agency, (Merged Area), (XLCA), 4.25%, 8/1/36	6,745,729

		$43,648,883

Insured-Transportation — 0.3%

$3,445	San Joaquin Hills, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	$839,547

		$839,547

Insured-Water Revenue — 26.9%

$8,000	California Department of Water Resources Center, (Valley Project), (BHAC), (FGIC), 5.00%, 12/1/29(1)	$8,340,800
7,065	Calleguas Las Virgines Public Financing Authority, (Municipal Water District), (BHAC), (FGIC), 4.75%, 7/1/37	7,311,992
5,500	Contra Costa, Water District, (FSA), 4.50%, 10/1/31(1)	5,529,260
345	East Bay Municipal Utility District, Water System Revenue, (FGIC), (FSA), 5.00%, 6/1/32	373,376
3,500	East Bay Municipal Utility District, Water System Revenue, (FGIC), (NPFG), 5.00%, 6/1/32	3,787,875
7,750	Los Angeles Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	7,928,328
14,750	Los Angeles Department of Water and Power, (BHAC), (NPFG), 5.125%, 7/1/41(1)	15,031,577
10,000	Metropolitan Water District Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	10,439,800
1,570	Riverside, Water Revenue, (FSA), 5.00%, 10/1/38	1,652,519
6,930	San Luis Obispo County, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	6,487,520
9,075	Santa Clara Valley Water District, (FSA), 3.75%, 6/1/28	8,710,004

		$75,593,051

Total Tax-Exempt Investments — 168.5%
(identified cost $470,436,307)		$472,924,079

Other Assets, Less Liabilities — (68.5)%		$(192,181,488)

Net Assets — 100.0%		$280,742,591

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 93.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.4% to 33.6% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $4,720,564.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 163.9%

Principal Amount
(000’s omitted)	Security	Value

General Obligations — 0.8%

$1,750	New York, 5.25%, 1/15/33(1)	$1,818,915

		$1,818,915

Hospital — 0.2%

$640	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	$542,464

		$542,464

Industrial Development Revenue — 2.7%

$4,245	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$4,373,369
1,440	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,538,813

		$5,912,182

Insured-Electric Utilities — 7.8%

$5,000	Long Island Power Authority, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,867,450
3,685	Long Island Power Authority, Electric System Revenue, (NPFG), 4.25%, 5/1/33	3,522,897
7,210	New York Power Authority, (BHAC), (NPFG), 4.50%, 11/15/47(1)	7,330,479

		$16,720,826

Insured-Escrowed / Prerefunded — 1.7%

$8,615	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	$3,733,483

		$3,733,483

Insured-General Obligations — 12.4%

$2,290	Brentwood Union Free School District, (AGC), 4.75%, 11/15/23	$2,608,447
2,390	Brentwood Union Free School District, (AGC), 5.00%, 11/15/24	2,771,348
125	East Northport Fire District, (AGC), 4.50%, 11/1/19	146,235
200	East Northport Fire District, (AGC), 4.50%, 11/1/20	232,382
200	East Northport Fire District, (AGC), 4.50%, 11/1/21	230,100
200	East Northport Fire District, (AGC), 4.50%, 11/1/22	228,398
200	East Northport Fire District, (AGC), 4.50%, 11/1/23	226,590
235	Eastchester Union Free School District, (FSA), 3.25%, 6/15/19	244,687
245	Eastchester Union Free School District, (FSA), 3.50%, 6/15/20	256,966
255	Eastchester Union Free School District, (FSA), 3.75%, 6/15/21	269,512
175	Eastchester Union Free School District, (FSA), 4.00%, 6/15/23	184,688
175	Freeport, (AGC), 5.00%, 10/15/19	208,288
185	Freeport, (AGC), 5.00%, 10/15/20	218,720
195	Freeport, (AGC), 5.00%, 10/15/21	229,125
830	Freeport Union Free School District, (AGC), 4.00%, 4/1/23	876,555
870	Freeport Union Free School District, (AGC), 4.00%, 4/1/24	912,856
1,110	Hoosic Valley Central School District, (AGC), 4.00%, 6/15/23	1,157,164
820	Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	866,314
860	Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24(2)	908,633
685	New Rochelle City School District, (AGC), 3.75%, 11/15/19	728,943
715	New Rochelle City School District, (AGC), 4.00%, 11/15/20	770,534
2,250	New York, (FSA), 5.00%, 4/1/22	2,476,350
1,750	New York Dormitory Authority, (School Districts Financing Program), (NPFG), 5.00%, 10/1/30	1,784,160
1,000	Oneida County, (AGC), 3.875%, 4/15/20	1,049,100
455	Oneida County, (AGC), 4.00%, 4/15/21	475,912
1,000	Oneida County, (AGC), 4.00%, 4/15/22	1,034,460
175	Rockville Centre, (FSA), 4.50%, 10/15/20	196,649
175	Rockville Centre, (FSA), 4.50%, 10/15/21	194,873
175	Rockville Centre, (FSA), 4.50%, 10/15/22	193,578
1,065	Syracuse, (AGC), 5.00%, 6/15/19	1,225,282
785	Wantagh Union Free School District, (AGC), 4.50%, 11/15/19	888,855
825	Wantagh Union Free School District, (AGC), 4.50%, 11/15/20	924,289
905	Wantagh Union Free School District, (AGC), 4.75%, 11/15/22	1,016,062
950	Wantagh Union Free School District, (AGC), 4.75%, 11/15/23	1,059,193

		$26,795,248

Insured-Hospital — 13.0%

$7,250	New York Dormitory Authority, (Health Quest Systems), (AGC), 5.125%, 7/1/37(1)	$7,640,340
4,355	New York Dormitory Authority, (Hudson Valley Hospital Center), (BHAC), (FSA), 5.00%, 8/15/36	4,689,203

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Hospital (continued)

$4,830	New York Dormitory Authority, (Maimonides Medical Center), (NPFG), 5.00%, 8/1/33	$5,028,126
10,000	New York Dormitory Authority, (Presbyterian Hospital), (BHAC), (FHA), (FSA), 5.25%, 2/15/31(1)	10,634,700

		$27,992,369

Insured-Housing — 1.2%

$2,350	New York Housing Development Corp., (FGIC), (NPFG), 5.00%, 7/1/25	$2,495,606

		$2,495,606

Insured-Lease Revenue / Certificates of Participation — 5.6%

$8,120	Hudson Yards Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$7,403,978
4,050	New York City, Transitional Finance Authority, (BHAC), 5.50%, 7/15/38(3)	4,569,939

		$11,973,917

Insured-Other Revenue — 7.4%

$3,985	New York City Cultural Resource Trust, (American Museum of Natural History), (NPFG), 5.00%, 7/1/44	$4,117,342
4,250	New York City Cultural Resource Trust, (Museum of Modern Arts), (AMBAC), (BHAC), 5.125%, 7/1/31(1)	4,400,110
7,820	New York City Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	7,318,581

		$15,836,033

Insured-Private Education — 38.3%

$4,000	Madison County Industrial Development Agency, (Colgate University), (NPFG), 5.00%, 7/1/39(2)	$4,152,040
16,500	New York City Industrial Development Agency, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/41(1)	16,792,380
9,225	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	9,304,058
40	New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38	42,988
10,750	New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38(1)	11,553,132
3,500	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	3,550,155
4,250	New York Dormitory Authority, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/31(1)	4,334,703
1,555	New York Dormitory Authority, (Pratt Institute), (AGC), 5.00%, 7/1/34	1,657,459
3,665	New York Dormitory Authority, (Pratt Institute), (AGC), 5.125%, 7/1/39	3,933,754
8,985	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/32	9,248,440
3,750	New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	3,904,688
8,500	New York Dormitory Authority, (State University), (BHAC), 5.00%, 7/1/38	9,135,035
5,555	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/34	1,595,452
8,455	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/36	2,180,714
4,000	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/37	970,160

		$82,355,158

Insured-Public Education — 1.3%

$925	New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$944,194
1,750	New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,861,177

		$2,805,371

Insured-Solid Waste — 1.7%

$1,590	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,025,216
1,090	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	631,012
3,735	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	1,938,166

		$3,594,394

Insured-Special Tax Revenue — 27.1%

$14,560	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/32(1)	$14,892,842
10,000	New York City, Transitional Finance Authority, (FGIC), (FSA), 5.00%, 7/15/31(1)	10,587,600
3,740	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,590,849
3,435	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	3,426,893
2,415	New York State Housing Finance Agency, (FSA), 5.00%, 3/15/37	2,557,364
3,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	478,350
4,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/32	887,920
83,445	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/44	12,143,751

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$18,440	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/45	$2,524,067
11,605	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/46	1,486,717
1,310	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29	1,392,923
4,185	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/32	4,412,413

		$58,381,689

Insured-Transportation — 24.5%

$22,500	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/30(1)	$23,080,500
4,195	New York Thruway Authority, (AMBAC), 5.50%, 4/1/20	5,156,368
5,600	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/24(1)	6,262,704
11,000	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/33(1)	11,836,330
2,025	Puerto Rico Highway and Transportation Authority, (NPFG), 5.25%, 7/1/35	2,059,344
4,200	Triborough Bridge and Tunnel Authority, (NPFG), 5.00%, 11/15/32	4,340,742

		$52,735,988

Insured-Water and Sewer — 10.8%

$300	Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.125%, 11/1/23	$348,681
3,835	Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.375%, 11/1/28	4,403,270
6,500	New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), (BHAC), 5.00%, 6/15/38(1)	6,737,445
10,000	New York City Municipal Water Finance Authority, (Water and Sewer System), (BHAC), (NPFG), 5.125%, 6/15/34(1)	10,295,800
1,475	Suffolk County Water Authority, (NPFG), 4.50%, 6/1/25	1,544,473

		$23,329,669

Lease Revenue / Certificates of Participation — 6.6%

$4,000	Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$4,109,640
9,750	New York Dormitory Authority, (North General Hospital), 5.00%, 2/15/25	10,082,572

		$14,192,212

Private Education — 0.8%

$1,630	Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	$1,680,449

		$1,680,449

Total Tax-Exempt Investments — 163.9%
(identified cost $341,400,093)		$352,895,973

Other Assets, Less Liabilities — (63.9)%		$(137,592,475)

Net Assets — 100.0%		$215,303,498

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 93.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 28.7% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $5,060,673.

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

	Insured	Insured	Insured New
As of September 30, 2009	Municipal Fund	California Fund	York Fund

Assets

Investments —
Identified cost	$1,484,734,558	$470,436,307	$341,400,093
Unrealized appreciation	11,816,141	2,487,772	11,495,880

Investments, at value	$1,496,550,699	$472,924,079	$352,895,973

Interest receivable	$17,674,957	$5,416,630	$4,445,833
Receivable for investments sold	145,722	—	—
Receivable for variation margin on open financial futures contracts	—	61,000	41,750
Deferred debt issuance costs	2,013,046	594,689	375,310

Total assets	$1,516,384,424	$478,996,398	$357,758,866

Liabilities

Payable for floating rate notes issued	$617,115,000	$196,510,000	$139,875,000
Payable for open swap contracts	3,242,240	89,450	1,282,432
Due to custodian	—	750,927	644,147
Payable to affiliates:
Investment adviser fee	763,192	216,008	162,659
Interest expense and fees payable	1,593,453	554,703	364,790
Accrued expenses	279,405	132,719	126,340

Total liabilities	$622,993,290	$198,253,807	$142,455,368

Net Assets	$893,391,134	$280,742,591	$215,303,498

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$678,286	$216,886	$157,887
Additional paid-in capital	954,343,591	305,936,081	222,556,337
Accumulated net realized loss	(79,023,950)	(29,753,519)	(18,353,795)
Accumulated undistributed net investment income	8,819,306	2,427,958	1,056,377
Net unrealized appreciation	8,573,901	1,915,185	9,886,692

Net Assets	$893,391,134	$280,742,591	$215,303,498

Common Shares Outstanding

	67,828,589	21,688,572	15,788,711

Net Asset Value

Net assets ÷ common shares issued and outstanding	$13.17	$12.94	$13.64

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Operations

	Insured	Insured	Insured New
For the Year Ended September 30, 2009	Municipal Fund	California Fund	York Fund

Investment Income

Interest	$73,772,689	$23,352,371	$16,785,743

Total investment income	$73,772,689	$23,352,371	$16,785,743

Expenses

Investment adviser fee	$8,606,550	$2,791,010	$2,093,699
Trustees’ fees and expenses	50,500	18,144	13,823
Custodian fee	292,599	139,712	107,966
Transfer and dividend disbursing agent fees	40,826	23,775	23,345
Legal and accounting services	247,582	78,838	79,958
Printing and postage	129,854	35,221	30,106
Interest expense and fees	9,543,895	2,991,553	2,439,943
Miscellaneous	70,509	61,522	50,880

Total expenses	$18,982,315	$6,139,775	$4,839,720

Deduct —
Reduction of custodian fee	$9,246	$53,722	$24,997
Allocation of expenses to affiliate	2,013,169	654,697	491,042

Total expense reductions	$2,022,415	$708,419	$516,039

Net expenses	$16,959,900	$5,431,356	$4,323,681

Net investment income	$56,812,789	$17,921,015	$12,462,062

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(31,107,059)	$(5,970,764)	$(8,183,726)
Financial futures contracts	—	(5,091,614)	(1,125,387)
Swap contracts	(26,999,412)	(10,368,096)	(3,751,510)

Net realized loss	$(58,106,471)	$(21,430,474)	$(13,060,623)

Change in unrealized appreciation (depreciation) —
Investments	$211,251,113	$56,631,555	$45,280,669
Financial futures contracts	—	(681,258)	(407,062)
Swap contracts	(3,877,957)	(297,521)	(1,418,068)

Net change in unrealized appreciation (depreciation)	$207,373,156	$55,652,776	$43,455,539

Net realized and unrealized gain	$149,266,685	$34,222,302	$30,394,916

Net increase in net assets from operations	$206,079,474	$52,143,317	$42,856,978

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Insured	Insured	Insured New
For the Year Ended September 30, 2009	Municipal Fund	California Fund	York Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$56,812,789	$17,921,015	$12,462,062
Net realized loss from investment transactions, financial futures contracts and swap contracts	(58,106,471)	(21,430,474)	(13,060,623)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	207,373,156	55,652,776	43,455,539

Net increase in net assets from operations	$206,079,474	$52,143,317	$42,856,978

Distributions to common shareholders —
From net investment income	$(54,304,179)	$(16,634,117)	$(11,572,247)

Total distributions to common shareholders	$(54,304,179)	$(16,634,117)	$(11,572,247)

Capital share transactions
Reinvestment of distributions to shareholders	$1,585,555	$222,414	$375,543
Issued in connection with tax-free reorganization (see Note 10)	20,638,318	—	—

Net increase in net assets from capital share transactions	$22,223,873	$222,414	$375,543

Net increase in net assets	$173,999,168	$35,731,614	$31,660,274

Net Assets

At beginning of year	$719,391,966	$245,010,977	$183,643,224

At end of year	$893,391,134	$280,742,591	$215,303,498

Accumulated undistributed net investment income included in net assets

At end of year	$8,819,306	$2,427,958	$1,056,377

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Insured	Insured	Insured New
For the Year Ended September 30, 2008	Municipal Fund	California Fund	York Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$62,117,806	$20,142,211	$14,517,309
Net realized loss from investment transactions, financial futures contracts and swap contracts	(15,816,580)	(8,869,279)	(4,939,409)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(230,494,288)	(65,121,761)	(44,653,988)
Distributions to preferred shareholders —
From net investment income	(11,060,870)	(3,301,886)	(3,390,786)
From net realized gain	(3,284,630)	(2,039,505)	—

Net decrease in net assets from operations	$(198,538,562)	$(59,190,220)	$(38,466,874)

Distributions to common shareholders —
From net investment income	$(50,073,930)	$(15,675,768)	$(11,108,839)
From net realized gain	(12,085,095)	(4,998,907)	—

Total distributions to common shareholders	$(62,159,025)	$(20,674,675)	$(11,108,839)

Capital share transactions —
Reinvestment of distributions to common shareholders	$2,683,496	$368,076	$594,847

Net increase in net assets from capital share transactions	$2,683,496	$368,076	$594,847

Net decrease in net assets	$(258,014,091)	$(79,496,819)	$(48,980,866)

Net Assets

At beginning of year	$977,406,057	$324,507,796	$232,624,090

At end of year	$719,391,966	$245,010,977	$183,643,224

Accumulated undistributed net investment income included in net assets

At end of year	$5,889,465	$1,213,743	$142,538

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Cash Flows

	Insured	Insured	Insured New
For the Year Ended September 30, 2009	Municipal Fund	California Fund	York Fund

Cash Flows From Operating Activities

Net increase in net assets from operations	$206,079,474	$52,143,317	$42,856,978
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(255,452,710)	(34,206,582)	(72,087,303)
Investments sold	280,826,418	34,846,342	68,891,544
Increase in short-term investments, net	(1,549,694)	—	—
Net accretion/amortization of premium (discount)	(11,570,549)	(4,345,806)	(1,430,844)
Amortization of deferred debt issuance costs	431,272	191,351	184,190
Decrease (increase) in interest receivable	1,739,572	(25,988)	(493,184)
Decrease in receivable for investments sold	298,403	—	53,109
Decrease in receivable for variation margin on open financial futures contracts	—	1,033,375	401,844
Decrease in receivable for open swap contracts	635,717	208,071	135,636
Decrease in receivable from transfer agent	254,325	46,365	—
Decrease in payable for investments purchased	(270,683)	—	—
Increase in payable for open swap contracts	3,242,240	89,450	1,282,432
Decrease in payable for closed swap contracts	(320,843)	(105,578)	(76,205)
Increase in payable to affiliate for investment adviser fee	184,614	25,416	20,154
Decrease in interest expense and fees payable	(1,970,299)	(531,499)	(478,709)
Increase in accrued expenses	63,964	25,142	19,283
Net change in unrealized (appreciation) depreciation from investments	(211,251,113)	(56,631,555)	(45,280,669)
Net realized loss from investments	31,107,059	5,970,764	8,183,726

Net cash provided by (used in) operating activities	$42,477,167	$(1,267,415)	$2,181,982

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(52,718,624)	$(16,411,703)	$(11,196,704)
Proceeds from secured borrowings	21,585,000	—	—
Repayment of secured borrowings	(16,310,000)	—	—
Increase in due to custodian	—	750,927	644,147
Cash acquired in connection with tax-free reorganization (see Note 10)	172,880	—	—

Net cash used in financing activities	$(47,270,744)	$(15,660,776)	$(10,552,557)

Net decrease in cash	$(4,793,577)	$(16,928,191)	$(8,370,575)

Cash at beginning of year	$4,793,577	$16,928,191	$8,370,575

Cash at end of year	$—	$—	$—

Supplemental disclosure of cash flow information:

Noncash operating activities not included herein consist of:
Acquisition of net assets in connection with tax-free reorganization (see Note 10), less cash acquired	$20,465,438	$—	$—
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,585,555	$222,414	$375,543
Issuance of shares of the Fund in connection with tax-free reorganization (see Note 10)	$20,638,318	$—	$—
Cash paid for interest and fees	$11,082,922	$3,331,701	$2,734,462

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipal Fund

	Year Ended September 30,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$11.080	$15.100	$15.910	$15.320	$14.750

Income (Loss) From Operations

Net investment income(1)	$0.846	$0.959	$1.050	$1.060	$1.059
Net realized and unrealized gain (loss)	2.051	(3.797)	(0.419)	0.696	0.611
Distributions to preferred shareholders
From net investment income	—	(0.171)	(0.225)	(0.270)	(0.174)
From net realized gain	—	(0.051)	(0.113)	(0.014)	—

Total income (loss) from operations	$2.897	$(3.060)	$0.293	$1.472	$1.496

Less Distributions to Common Shareholders

From net investment income	$(0.807)	$(0.773)	$(0.771)	$(0.813)	$(0.926)
From net realized gain	—	(0.187)	(0.332)	(0.069)	—

Total distributions to common shareholders	$(0.807)	$(0.960)	$(1.103)	$(0.882)	$(0.926)

Net asset value — End of year (Common shares)	$13.170	$11.080	$15.100	$15.910	$15.320

Market value — End of year (Common shares)	$13.160	$11.140	$15.310	$15.220	$15.050

Total Investment Return on Net Asset Value(2)	28.15%	(21.24)%	1.87%	10.21%	10.70%

Total Investment Return on Market Value(2)	27.36%	(21.90)%	7.97%	7.32%	14.98%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$893,391	$719,392	$977,406	$1,028,359	$989,850
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.04%	0.89%	0.79%	0.79%	0.78%
Interest and fee expense(4)	1.33%	0.59%	—	—	—
Total expenses before custodian fee reduction	2.37%	1.48%	0.79%	0.79%	0.78%
Expenses after custodian fee reduction excluding interest and fees	1.04%	0.86%	0.78%	0.78%	0.77%
Net investment income	7.94%	6.94%	6.76%	6.91%	6.97%
Portfolio Turnover	19%	54%	39%	56%	51%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured California Fund

	Year Ended September 30,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$11.310	$15.000	$15.280	$14.690	$14.250

Income (Loss) From Operations

Net investment income(1)	$0.827	$0.930	$1.024	$1.015	$1.011
Net realized and unrealized gain (loss)	1.570	(3.418)	(0.269)	0.598	0.444
Distributions to preferred shareholders
From net investment income	—	(0.153)	(0.296)	(0.259)	(0.162)
From net realized gain	—	(0.094)	—	—	—

Total income (loss) from operations	$2.397	$(2.735)	$0.459	$1.354	$1.293

Less Distributions to Common Shareholders

From net investment income	$(0.767)	$(0.724)	$(0.739)	$(0.764)	$(0.853)
From net realized gain	—	(0.231)	—	—	—

Total distributions to common shareholders	$(0.767)	$(0.955)	$(0.739)	$(0.764)	$(0.853)

Net asset value — End of year (Common shares)	$12.940	$11.310	$15.000	$15.280	$14.690

Market value — End of year (Common shares)	$12.970	$11.090	$14.720	$14.840	$13.920

Total Investment Return on Net Asset Value(2)	22.99%	(19.08)%	3.10%	9.85%	9.58%

Total Investment Return on Market Value(2)	25.72%	(19.15)%	4.18%	12.58%	7.77%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$280,743	$245,011	$324,508	$330,464	$317,785
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.06%	0.95%	0.81%	0.85%	0.84%
Interest and fee expense(4)	1.28%	0.51%	—	—	—
Total expenses before custodian fee reduction	2.34%	1.46%	0.81%	0.85%	0.84%
Expenses after custodian fee reduction excluding interest and fees	1.04%	0.92%	0.81%	0.84%	0.83%
Net investment income	7.64%	6.74%	6.73%	6.85%	6.93%
Portfolio Turnover	8%	39%	27%	24%	16%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured New York Fund

	Year Ended September 30,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$11.650	$14.800	$15.140	$14.730	$14.390

Income (Loss) From Operations

Net investment income(1)	$0.790	$0.923	$1.012	$1.010	$1.002
Net realized and unrealized gain (loss)	1.934	(3.152)	(0.335)	0.424	0.349
Distributions to preferred shareholders
From net investment income	—	(0.215)	(0.302)	(0.268)	(0.167)

Total income (loss) from operations	$2.724	$(2.444)	$0.375	$1.166	$1.184

Less Distributions to Common Shareholders

From net investment income	$(0.734)	$(0.706)	$(0.715)	$(0.756)	$(0.844)

Total distributions to common shareholders	$(0.734)	$(0.706)	$(0.715)	$(0.756)	$(0.844)

Net asset value — End of year (Common shares)	$13.640	$11.650	$14.800	$15.140	$14.730

Market value — End of year (Common shares)	$14.120	$10.980	$14.500	$14.650	$13.680

Total Investment Return on Net Asset Value(2)	24.78%	(17.07)%	2.59%	8.41%	8.77%

Total Investment Return on Market Value(2)	37.06%	(20.22)%	3.87%	12.95%	4.88%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$215,303	$183,643	$232,624	$237,664	$231,161
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.04%	0.99%	0.86%	0.88%	0.87%
Interest and fee expense(4)	1.34%	0.55%	—	—	—
Total expenses before custodian fee reduction	2.38%	1.54%	0.86%	0.88%	0.87%
Expenses after custodian fee reduction excluding interest and fees	1.03%	0.95%	0.85%	0.88%	0.86%
Net investment income	6.83%	6.63%	6.72%	6.86%	6.81%
Portfolio Turnover	21%	48%	28%	14%	23%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund) and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Fund seeks to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Funds’ financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Funds’ application of generally accepted accounting principles.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Insured Municipal Fund	$314,751	September 30, 2012
	31,250	September 30, 2015
	6,857,645	September 30, 2016
	18,034,628	September 30, 2017

Insured California Fund	$533,889	September 30, 2016
	4,562,453	September 30, 2017

Insured New York Fund	$125,998	September 30, 2013
	7,946,914	September 30, 2017

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Included in the amounts above for Insured Municipal Fund is a capital loss carryforward of $5,338,110 as a result of the reorganization (see Note 10). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

Additionally, at September 30, 2009, the Insured Municipal Fund, Insured California Fund and Insured New York Fund had net capital losses of $58,149,538, $23,586,702 and $9,821,149, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2010.

As of September 30, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund, and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

At September 30, 2009, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral
	Floating	Interest Rate	for Floating
	Rate	or Range of	Rate
	Notes	Interest	Notes
Fund	Outstanding	Rates (%)	Outstanding

Insured Municipal	$617,115,000	0.33 – 0.95	$661,218,351

Insured California	196,510,000	0.32 – 0.60	208,133,855

Insured New York	139,875,000	0.36 – 0.80	148,197,980

For the year ended September 30, 2009, the Funds’ average floating rate notes outstanding and the average interest rate including fees were as follows:

	Average
	Floating
	Rate	Average
	Notes	Interest
Fund	Outstanding	Rate

Insured Municipal	$611,068,027	1.56%

Insured California	196,510,000	1.52

Insured New York	139,875,000	1.74

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2009.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money, except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended September 30, 2009 and September 30, 2008 was as follows:

	Insured	Insured	Insured
Year Ended September 30, 2009	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$54,285,211	$16,632,390	$11,569,180
Ordinary income	$18,968	$1,727	$3,067

	Insured	Insured	Insured
Year Ended September 30, 2008	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$61,125,956	$18,968,401	$14,499,441
Ordinary income	$11,787	$10,789	$184
Long-term capital gains	$15,366,782	$7,036,876	$—

During the year ended September 30, 2009, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount.

	Insured	Insured	Insured
	Municipal Fund	California Fund	New York Fund

Increase (decrease):
Accumulated net realized loss	$(421,231)	$72,683	$(24,024)
Accumulated undistributed net investment income	$421,231	$(72,683)	$24,024

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Insured	Insured	Insured
	Municipal Fund	California Fund	New York Fund

Undistributed income	$8,819,304	$2,427,958	$1,056,377
Capital loss carryforward and post October losses	$(83,387,812)	$(28,683,044)	$(17,894,061)
Net unrealized appreciation	$12,937,765	$844,710	$9,426,958

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, inverse floaters, futures contracts and accretion of market discount.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.65% of each Fund’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. EVM also serves as the administrator of each Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Funds for fees and other expenses at an annual rate of 0.32% of average weekly gross assets of each Fund during the first five full years of its operations, 0.24% of a Fund’s average weekly gross assets in year six, 0.16% in year seven and 0.08% in year eight. The Funds concluded their first seven full years of operations on August 30, 2009. For the year ended September 30, 2009, the investment adviser fee and expenses contractually reduced by EVM were as follows:

		Expenses
	Investment	Reduced
Fund	Adviser Fee	by EVM

Insured Municipal	$8,606,550	$2,013,169
Insured California	2,791,010	654,697
Insured New York	2,093,699	491,042

Except for Trustees of the Funds who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2009 were as follows:

Fund	Purchases	Sales

Insured Municipal	$255,452,710	$280,826,418
Insured California	34,206,582	34,846,342
Insured New York	72,087,303	68,891,544

5   Common Shares of Beneficial Interest

Common share transactions for the years ended September 30, 2009 and September 30, 2008 were as follows:

Year Ended September 30, 2009
	Insured	Insured	Insured
	Municipal	California	New York
	Fund	Fund	Fund

Issued pursuant to the Funds’ dividend reinvestment plan	146,821	20,054	31,333
Issued in connection with the acquisition of Eaton Vance Insured Florida Plus Municipal Bond Fund (see Note 10)	2,748,089	—	—

Net increase	2,894,910	20,054	31,333

Year Ended September 30, 2008
	Insured	Insured	Insured
	Municipal	California	New York
	Fund	Fund	Fund

Issued pursuant to the Funds’ dividend reinvestment plan	203,662	28,228	43,162

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2009, as determined on a federal income tax basis, were as follows:

Insured Municipal Fund

Aggregate cost	$863,255,694

Gross unrealized appreciation	$82,189,385
Gross unrealized depreciation	(66,009,380)

Net unrealized appreciation	$16,180,005

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Insured California Fund

Aggregate cost	$275,479,919

Gross unrealized appreciation	$16,226,236
Gross unrealized depreciation	(15,292,076)

Net unrealized appreciation	$934,160

Insured New York Fund

Aggregate cost	$202,311,583

Gross unrealized appreciation	$16,563,358
Gross unrealized depreciation	(5,853,968)

Net unrealized appreciation	$10,709,390

7   Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At September 30, 2009, the Insured California Fund and Insured New York Fund had payments due to SSBT pursuant to the foregoing arrangement of $750,927 and $644,147, respectively.

8   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2009 is as follows:

Futures Contracts

						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation

Insured California	12/09	244 U.S. Treasury Bond	Short	$(29,132,365)	$(29,615,502)	$(483,137)

Insured New York	12/09	167 U.S. Treasury Bond	Short	$(19,942,869)	$(20,269,625)	$(326,756)

Interest Rate Swaps
Insured Municipal Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Floating	Date	Depreciation

JPMorgan Chase Co.	$19,525,000	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$(271,831)

Merrill Lynch Capital Services, Inc.	30,000,000	4.517	3-month USD-LIBOR-BBA	December 1, 2009/ December 1, 2039	(2,970,409)

					$(3,242,240)

Insured California Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$6,425,000	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$(89,450)

					$(89,450)

Insured New York Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$4,637,500	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$(64,564)

Merrill Lynch Capital Services, Inc.	12,300,000	4.517	3-month USD-LIBOR-BBA	December 1, 2009/ December 1, 2039	(1,217,868)

					$(1,282,432)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

The Funds adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective April 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, each Fund may enter into interest rate swap contracts. The Funds may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At September 30, 2009, the fair value of interest rate swaps with credit-related contingent features in a liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at September 30, 2009 is disclosed in a note to each Fund’s Portfolio of Investments.

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2009 were as follows:

	Fair Value

	Asset Derivative	Liability Derivative

Insured Municipal Fund
Interest Rate Swaps	$—	$(3,242,240	)(2)

Total	$—	$(3,242,240)

Insured California Fund
Futures Contracts	$—	$(483,137	)(1)
Interest Rate Swaps	—	(89,450	)(2)

Total	$—	$(572,587)

Insured New York Fund
Futures Contracts	$—	$(326,756	)(1)
Interest Rate Swaps	—	(1,282,432	)(2)

Total	$—	$(1,609,188)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation (depreciation).

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended September 30, 2009 was as follows:

		Change in
		Unrealized
	Realized	Appreciation
	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized	Recognized
Fund	in Income(1)	in Income(2)

Insured Municipal	$2,012,262	$3,484,212
Insured California	138,877	2,065,242
Insured New York	3,806,163	(1,281,128)

(1)	Statement of Operations location: Net realized gain (loss) — Financial futures contracts and swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) — Financial futures contracts and swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the six months ended September 30, 2009 were approximately as follows:

		Interest
	Futures	Rate
Fund	Contracts	Swaps

Insured Municipal	$—	$49,525,000
Insured California	24,400,000	6,425,000
Insured New York	16,700,000	16,937,500

9   Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective October 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Insured Municipal Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$1,495,001,005	$—	$1,495,001,005
Short-Term Investments	—	1,549,694	—	1,549,694

Total Investments	$—	$1,496,550,699	$—	$1,496,550,699

Liability Description

Interest Rate Swaps	$—	$(3,242,240)	$—	$(3,242,240)

Total	$—	$(3,242,240)	$—	$(3,242,240)

Insured California Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$472,924,079	$—	$472,924,079

Total Investments	$—	$472,924,079	$—	$472,924,079

Liability Description

Futures Contracts	$(483,137)	$—	$—	$(483,137)
Interest Rate Swaps	—	(89,450)	—	(89,450)

Total	$(483,137)	$(89,450)	$—	$(572,587)

Insured New York Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$352,895,973	$—	$352,895,973

Total Investments	$—	$352,895,973	$—	$352,895,973

Liability Description

Futures Contracts	$(326,756)	$—	$—	$(326,756)
Interest Rate Swaps	—	(1,282,432)	—	(1,282,432)

Total	$(326,756)	$(1,282,432)	$—	$(1,609,188)

The Funds held no investments or other financial instruments as of September 30, 2008 whose fair value was determined using Level 3 inputs.

10   Reorganization

As of the close of business on December 15, 2008, the Insured Municipal Fund acquired the net assets of Eaton Vance Insured Florida Plus Municipal Bond Fund (Insured Florida Plus Fund) pursuant to a plan of reorganization approved by the shareholders of the Insured Florida Plus Fund. The acquisition was accomplished by a tax-free exchange of 2,748,089 common shares of the Insured Municipal Fund for the 2,575,502 common shares of Insured Florida Plus Fund outstanding on December 15, 2008. The aggregate net assets of the Insured Municipal Fund immediately before the acquisition were $487,655,526. The net assets of Insured Florida Plus Fund at that date of $20,638,318, including $5,317,808 of accumulated net realized losses and $10,469,624 of unrealized depreciation, were combined with those of the Insured Municipal Fund, resulting in combined net assets of $508,293,844.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended September 30, 2009, events and transactions subsequent to September 30, 2009 through November 19, 2009, the date the financial statements were issued, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund:
We have audited the accompanying statements of assets and liabilities of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund (collectively, the “Funds”), including the portfolios of investments, as of September 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2009, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 19, 2009

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends.

Eaton Vance Insured Municipal Bond Fund	99.97%
Eaton Vance Insured California Municipal Bond Fund	99.99%
Eaton Vance Insured New York Municipal Bond Fund	99.97%

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

NOTICE TO SHAREHOLDERS

Under the Funds’ former policy, during normal market conditions (a) at least 80 percent of each Fund’s net assets shall be invested in tax-exempt municipal obligations that are insured as to the payment of principal and interest by an insurer rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) and (b) at least 50 percent of each Fund’s investments in insured municipal obligations shall be insured by an insurer rated A or better by Moody’s, S&P or Fitch.

Effective November 2, 2009, each Fund eliminated the requirement that at least 50 percent of its insured municipal obligations be insured by insurers rated A or better. In addition, the Trustees of each Fund have voted to recommend that shareholders approve a modification to each Fund’s 80 percent policies to eliminate the requirement to invest primarily in insured municipal obligations. If approved by shareholders, the Funds would thereafter be required, under normal market conditions, to invest at least 80 percent of net assets in municipal obligations rated A or better by Moody’s, S&P or Fitch and each of them would eliminate “Insured” from its name. For purposes of the Funds’ 80 percent requirement, the rating of insured obligations will be deemed to be the higher of the claims-paying rating of the insurer and the rating of the underlying issue. The joint special meeting of shareholders of the Funds is scheduled to take place on Friday, January 29, 2010 at 2:00 P.M. eastern time. Proxy materials containing information about the meeting and the proposed changes will be mailed to each Fund’s shareholders of record as of November 18, 2009.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 24, 2009. The following action was taken by the shareholders of each Fund:

Item 1: The election of William H. Park, Lynn A. Stout and Ralph F. Verni as Class I Trustees of each Fund for a three-year term expiring in 2012; the election of Benjamin C. Esty as a Class II Trustee of each Fund for a one-year term expiring in 2010; and the election of Helen Frame Peters as Class III Trustee of each Fund for a two-year term expiring in 2011.

	Nominee for	Nominee for	Nominee for	Nominee for	Nominee for
	Class I Trustee	Class I Trustee	Class I Trustee	Class II Trustee	Class III Trustee
	Elected by All	Elected by All	Elected by All	Elected by All	Elected by All
	Shareholders	Shareholders	Shareholders	Shareholders	Shareholders
	William H. Park	Lynn A. Stout	Ralph F. Verni	Benjamin C. Esty	Helen Frame Peters

Insured Municipal Fund:
For	63,083,664	62,959,638	63,014,406	63,027,051	62,904,286
Withheld	1,627,516	1,751,542	1,696,774	1,684,129	1,806,894
Insured California Fund:
For	19,728,608	19,745,397	19,699,738	19,662,415	19,640,301
Withheld	484,632	467,843	513,502	550,825	572,939
Insured New York Fund:
For	14,418,272	14,434,954	14,405,936	14,421,431	14,409,044
Withheld	619,086	674,404	703,422	687,927	700,314

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account
Shareholder signature                                   Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Insured Municipal Bond Funds
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of September 30, 2009, our records indicate that there are 641, 129 and 127 registered shareholders for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively, and approximately 28,874, 6,769 and 6,429 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbols

Insured Municipal Fund	EIM
Insured California Fund	EVM
Insured New York Fund	ENX

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance Insured Municipal Bond Fund
•	Eaton Vance Insured California Municipal Bond Fund
•	Eaton Vance Insured New York Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel with respect to certain Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Funds, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Funds to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, and five-year periods ended September 30, 2008 for each Fund in operation over such periods. The Board considered the impact of extraordinary market conditions during 2008 on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that none of the Funds is continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees and officers of Eaton Vance Insured Municipal Bond Fund (EIM), Eaton Vance Insured California Municipal Bond Fund (EVM) and Eaton Vance Insured New York Municipal Bond Fund (ENX), (the Funds) are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Funds	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class I Trustee	Until 2012. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2011. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 2 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2011. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Funds	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2012. 3 years. Trustee since 2002.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class I Trustee	Until 2012. 3 years. Trustee since 2005; Chairman of the Board since 2007.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Funds	Service	During Past Five Years

Cynthia J. Clemson 3/2/63	President of EVM and ENX; Vice President of EIM	President of EVM and ENX since 2005; Vice President of EIM since 2004	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	President of EIM; Vice President of EVM and ENX	President of EIM since 2005; Vice President of EVM and ENX since 2002	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President of ENX	Since 2005	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator of
Eaton Vance Insured Municipal Bond Funds
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Insured Municipal Bond Funds
Two International Place
Boston, MA 02110

1453-11/09	CE-IMBSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2008 and September 30, 2009 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/08	9/30/09

Audit Fees	$71,435	$93,933
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,130	$20,327
All Other Fees(3)	$850	$0

Total	$79,415	$114,260

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
For the fiscal years ended September 30, 2008 and September 30, 2009, the registrant was billed $35,000 and $40,000, respectively, by D&T, the principal accountant for the registrant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-

Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended September 30, 2008 and the fiscal year ended September 30, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	9/30/08	9/30/09

Registrant	$7,980	$20,327
Eaton Vance(1)	$325,801	$288,889

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Insured California Muni, Insured Municipal Bond and Insured New York Muni
Cynthia J. Clemson, Robert B. MacIntosh and Craig R. Brandon, respectively, are the portfolio managers of Eaton Vance Insured California Municipal Bond Fund, Eaton Vance Insured Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund and are responsible for the overall and day-to-day management of each Fund’s investments.
Ms. Clemson and Mr. MacIntosh have been Eaton Vance portfolio managers since 1991 and are Vice Presidents of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”). Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of		Number of	Total Assets of
	All	Total Assets of	Accounts Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*

Insured California Municipal Bond Fund
Cynthia J. Clemson
Registered Investment Companies	9	$3,024.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Insured Municipal Bond Fund
Robert B. MacIntosh
Registered Investment Companies	10	$2,397.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	311	$282.5	0	$0

Insured New York Municipal Bond Fund
Craig R. Brandon
Registered Investment Companies	12	$2,837.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	In millions of dollars.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities
Owned in the Fund
Insured California
Cynthia J. Clemson	None
Insured Municipal
Robert B. MacIntosh	$100,001–$500,000
Insured New York
Craig R. Brandon	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stockbased compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stockbased compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Insured Municipal Bond Fund

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh
President

Date:	November 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	November 16, 2009

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh
President

Date:	November 16, 2009